Exhibit 10.2

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED AND REPLACED BY [**] BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 2 TO

COUNTERFEIT DETERRENCE SYSTEM

DEVELOPMENT AND LICENSE AGREEMENT

This AMENDMENT 2 TO COUNTERFEIT DETERRENCE SYSTEM DEVELOPMENT AND LICENSE AGREEMENT (the “Amendment”), effective as of the date of the last signature below (the “Effective Date”), is between DMRC LLC, an Oregon limited liability company, d/b/a Digimarc, having its principal place of business at 8500 SW Creekside Place, Beaverton, Oregon 97008, USA, and the Bank for International Settlements, created pursuant to The Hague Agreements of January 1930, having its head office at Centralbahnplatz 2, CH-4051 Basel, Switzerland.

The parties entered a Counterfeit Deterrence System Development and License Agreement on January 1, 2013 (as amended on January 1, 2023, the “Agreement”); and

The parties desire to amend the Agreement.

The parties therefore agree as follows:

1.	Add the following to clause 1 of the Agreement:

“Research Background Technology” means any software, libraries, tools, frameworks, models, templates, methodologies, know how, or other technology that is owned or controlled by Digimarc that: (i) has been or is developed independently of the research activities expressly described in a Statement of Work; (ii) does not constitute any technology or other aspect of the CDS licensed to the BIS pursuant to clause 8.2; and (iii) is incorporated into, combined with, practiced by, or is otherwise necessary to exercise any licensed rights in the Research Results granted hereunder;

2.	Add the following limb to the definition of “Digimarc Watermark” in clause 1 of the Agreement:

(f) [**] specifically to [**];

3.	Replace the definition of Project Technology in clause 1 of the Agreement with the following:

“Project Technology” means the technology described in Schedule C developed by or on behalf of Digimarc under this Agreement after 1 January 1999, all Improvements to that technology or to the BIS Technology and all Watermarking-Related Research Results, and all Intellectual Property Rights in that technology and those Improvements and Watermarking-Related Research Results;

4.	Add the following definitions to clause 1 of the Agreement:

“Research Results” means: (a) an end-of-year research report, including any research ideas, outcomes, and concepts described therein; and (b) any final or substantially final deliverables expressly stated to constitute “Research Results” in a Statement of Work, which may include research materials and other deliverables, in any form, such as reports, papers, presentations, analyses, specifications, documentation, software, and research data and findings; provided that, with respect to each of clauses (a) and (b), Research Results include only items that are authored, created, conceived, developed, or generated by Digimarc in performing research activities expressly described in the applicable Statement of Work, together with all Intellectual Property Rights in those items, but excluding any Research Background Technology;

“Other Research Results” means Research Results that are not Watermarking-Related Research Results;

“Watermarking-Related Research Results” means Research Results that relate solely to [**];

5.	Add the following to the Agreement as clause 1.2.9:

for clarity, references to “termination” of this Agreement shall be construed as including expiry of this Agreement, unless the context otherwise requires, provided that, with respect to clause 2.14, such references shall also be construed to apply where circumstances require implementation reasonably prior to expiry of this Agreement.

6.	Replace the second paragraph of clause 2.11 of the Agreement with the following:

[**]

7.	Add the following to the Agreement as clause 2.16:

Digimarc shall provide the CBCDG Contract Authority written notice of any updates to (i) the System Description described in Schedule A within thirty (30) days after the end of each calendar year of the Term, (ii) the Digimarc Technology described in Schedule B within thirty (30) days after the end of each calendar quarter of the Term, and (iii) the Project Technology described in Schedule C within thirty (30) days after the end of each calendar year of the Term, in each case as necessary to ensure the applicable schedule accurately reflects information current as of the end of the applicable period.

8.	Add the following sentence at the end of clause 3.12 of the Agreement:

The [**] shall be [**] as part of the planning cycle set out above.

9.	Add the following sentence at the end of clause 6.10 of the Agreement:

The foregoing terms of this clause 6.10 do not apply to [**].

10.	Add the following sentence at the end of clause 8.2 of the Agreement:

Notwithstanding anything to the contrary in this Agreement, any technology that satisfies the definition of Research Background Technology shall constitute Research Background Technology and is licensed to the BIS on a non-exclusive basis only, in accordance with the license granted under clause 8.11.

11.	Add the following to the Agreement as clause 8.11:

Digimarc hereby grants to the BIS an exclusive, irrevocable, perpetual, royalty-free, worldwide license (i) to use (including the right to amend, modify, adapt, reproduce and translate) Other Research Results, and (ii) to sublicense the use of Other Research Results to other Persons[**].

Digimarc hereby grants to the BIS a non-exclusive, irrevocable, perpetual, royalty-free, worldwide license under any Intellectual Property Rights owned or controlled by Digimarc in and to Research Background Technology, solely to the extent necessary to exercise, and to permit those Persons authorized above to exercise, the rights granted above with respect to Other Research Results and the rights granted in clause 8.2 with respect Watermarking-Related Research Results, including the right to amend, modify, adapt, reproduce and translate Research Background Technology, and to sublicense the foregoing rights in Research Background Technology to those Persons authorized above with respect to Other Research Results and in clause 8.2 with respect Watermarking-Related Research Results, solely to the extent necessary to exercise the rights granted above with respect to Other Research Results and the rights granted in clause 8.2 with respect Watermarking-Related Research Results.

Except for the limited licenses granted with respect to Research Results in this Agreement and subject to clause 8.12, Digimarc retains all right, title, and interest in and to Research Results and Research Background Technology and all Intellectual Property Rights therein. To the extent any Research Results or Research Background Technology disclosed to the BIS or any permitted sublicensee under this Agreement constitutes Confidential Information, know-how, or a trade secret of Digimarc under this Agreement, the BIS and each such permitted sublicensee may use and disclose such Research Results and Research Background Technology solely as permitted by this Agreement and subject to the confidentiality obligations set out herein.

Solely for purposes of clauses 9.1(a), 9.3, 10.1(f), 10.1(g), and 10.1(h), references to Project Technology in those clauses shall, mutatis mutandis, be deemed to include Other Research Results and Research Background Technology, in each case solely as provided by Digimarc and solely to the extent licensed under this clause 8.11. The foregoing indemnity obligations and representations and warranties with respect to Other Research Results and Research Background Technology, and the indemnity obligations and representations and warranties stated in clauses 9.1(a), 9.3, 10.1(f), 10.1(g) and 10.1(h) with respect to Watermarking-Related Research Results, shall not apply to the extent any claim or matter is caused by (i) modifications to Research Results or Research Background Technology not made by or for Digimarc; (ii) combinations of Research Results or Research Background Technology with items not supplied or approved by Digimarc, where that combination causes the claim; (iii) use of Research Results or Research Background Technology outside the scope of the licenses granted under this Agreement; or (iv) BIS Technology or BIS-provided materials.

In respect of any Research Results, the relevant Statement of Work shall set out the target parameters for such Research Results, including any mutually agreed upon work product and the target timeframes associated with delivery of such Research Results. Additionally, prior to finalizing each Statement of Work, the parties shall discuss, in good faith and based on Digimarc’s then-current reasonable understanding of the contemplated research activities, whether any known material categories of Research Background Technology are expected to be incorporated into, combined with, practiced by, or otherwise necessary to exercise any licensed rights in the Research Results expressly granted above and, if that technology ultimately satisfies the definition of Research Background Technology, would be subject to the license to Research Background Technology expressly granted above. Any such discussion or identification is for planning purposes only and does not constitute a representation or warranty or obligation on Digimarc to ensure that all relevant Research Background Technology has been identified. Digimarc has no obligation to disclose any Research Background Technology to the BIS except as expressly set forth in this Agreement or the applicable Statement of Work. No failure by Digimarc to identify any Research Background Technology will limit its status as Research Background Technology, and no identification of Research Background Technology will expand the scope of any license granted under this Agreement.

The requirements of the above paragraph shall apply only in respect of Statements of Work agreed to on or after the Effective Date of this Amendment.

12.	Add the following to the Agreement as clause 8.12:

Clause 8.11 shall only apply to Watermarking-Related Research Results to the extent they are first developed or prepared on or after the Effective Date of this Amendment. Any Watermarking-Related Research Results developed prior to the Effective Date of this Amendment : (i) are hereby deemed to form part of the Project Technology licensed to the BIS pursuant to clause 8.2, as though licensed from the date of their original provision by Digimarc, and an additional license to any Research Background Technology in order for BIS to fully exercise its rights to those Watermarking-Related Research Results, is hereby granted on the same terms as the license granted to Research Background Technology under clause 8.11; and (ii) are, together with any Research Background Technology referred to in this clause 8.12, hereby deemed to be within the scope of Digimarc’s indemnity obligations and representations and warranties as applicable to Project Technology as set out in clauses 9 and 10 respectively, from the date of their original provision, without further limitation or exclusion.

13.	Replace clause 12.8 of the Agreement with the following:

The BIS shall not reverse-engineer, disassemble, or decompile any [**] forming part of the CDS nor forming part of any Research Results or Research Background Technology, including the [**] (except to the extent that (i) any such activity is reasonably necessary to permit the BIS to exercise its license rights under either clause 8.2 or clause 8.11 of this Agreement or (ii) the BIS’ right to do so may not be contractually restricted under applicable law), and shall contractually assure that any other Person to whom the BIS provides [**] shall be similarly obliged.

14.	Replace clause 15.5 of the Agreement with the following:

The BIS, acting reasonably, may terminate the Agreement upon the occurrence of:

[**]

[**]

Such termination shall be deemed a termination for convenience under this clause 15 and effective no earlier than six months from the date on which the BIS gives written notice of such termination to Digimarc.

15.	Replace clause 15.7 of the Agreement with the following:

Actual and reasonable Termination Costs shall be capped [**].

16.	Add the following sentence at the end of clause 15.9 of the Agreement:

The foregoing terms of this clause 15.9 do not apply to [**]

17.	Replace clause 15.13 of the Agreement with the following:

Intentionally Left Blank

18.	Replace clause 17.2 of the Agreement with the following:

Any notice to Digimarc shall be sent to, and any notice from Digimarc shall be sent by:

Mr. Charles Beck

Executive Vice President, Chief Financial Officer & Treasurer

Digimarc Contract Authority

DMRC LLC

8500 SW Creekside Place

Beaverton, Oregon 97008 USA

With a copy to:         Mr. John Moldenhauer

Vice President, Government Programs & Engineering

Digimarc Project Director

DMRC LLC

8500 SW Creekside Place

Beaverton, Oregon 97008 USA

19.	Add the following to the list of clauses surviving termination of the Agreement in clause 18.13 of the Agreement:

2.16

20.	Replace Schedule A to the Agreement with the Schedule A attached to this Amendment as Exhibit A.

21.	Add the following to the list of patents in Schedule B of the Agreement:

[**][**][**][**]

22.	Replace Schedule C to the Agreement with the Schedule C attached to this Amendment as Exhibit B.

23.	Replace Schedule F, clause 5 of the Agreement with the following:

[**]

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24.	Replace Schedule F, clause 6(b)(ii) of the Agreement with the following:

[**]

25.	Replace Schedule F, clause 6(b)(iii) of the Agreement with the following:

[**]

The parties are entering this Amendment as of the Effective Date.

DMRC LLC	Bank for International Settlements
By: _____________________________	By: _____________________________
Name: ___________________________	Name: ___________________________
Title: ____________________________	Title: ____________________________
Date: ____________________________	Date: ____________________________

EXHIBIT A

Schedule A System Description

1.0         GENERAL DESCRIPTION OF THE COUNTERFEIT DETERRENCE SYSTEM (“CDS”)

The CDS is a system for the deterrence of the unauthorized digital [**] by the use of personal computer-based equipment. [**]

[**]

2.0         FUNCTIONAL DESCRIPTION OF THE CDS

The CDS is comprised of the following three subsystems:

1.         [**]

2.         [**]

3.         [**]

The functions of the various subsystems and components described below may be changed by the [**].

2.1         [**]

2.1.1         [**]

1.         [**]

2.         [**]

3.         [**]

2.1.2         [**]

1.         [**]

2.         [**]

3.         [**]

2.1.3         [**]

1.         [**]

2.         [**]

3.         [**]

2.1.4         [**]

1.         [**]

2.         [**]

3.         [**]

2.2         [**]

1.         [**]

2.         [**]

3.          [**]

4.         [**]

5.          [**]

(a)         [**] (b)         [**] (c)         [**]

6.         [**]

EXHIBIT B

Schedule C Project Technology

The Project Technology includes:

1.         The modification of techniques for using the Digimarc Technology and the BIS Technology in the [**]

2.         The effects and behaviors of [**] when used in [**].

3.         The effects of various types [**]

4.         Improvements to Digimarc’s testing and certification processes used in testing and certifying [**]

5.         The improvement of [**].

6.         The use of [**].

7.         Examples of Project Technology include:

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